UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2020

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on February 25, 2020, Enterprise Products Partners L.P. (“Enterprise”) received notice from Marquard & Bahls AG (together with its affiliates, “M&B”), a German corporation and the ultimate parent company of Oiltanking Holding Americas, Inc. (“OTA”), of M&B’s election to exercise its put option (the “Liquidity Option”) pursuant to the liquidity option agreement between Enterprise, OTA and M&B dated October 1, 2014. On March 5, 2020, Enterprise settled the Liquidity Option and issued 54,807,352 Enterprise common units (the “Liquidity Option Units”) to Skyline North Americas, Inc., a wholly owned subsidiary of M&B (“Skyline”), as consideration for 100% of the issued and outstanding capital stock of OTA. Prior to settlement, M&B assigned Skyline its rights to receive the Liquidity Option Units.

In connection with the settlement of the Liquidity Option, Enterprise entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Skyline. Pursuant to the Registration Rights Agreement, Enterprise granted Skyline registration rights with respect to the Liquidity Option Units. Pursuant to the Registration Rights Agreement, any holder or holders of then-outstanding registrable securities under the Registration Rights Agreement may request, by written notice to Enterprise (i) that Enterprise prepare and file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to permit the public resale of its registrable securities either (A) in a specified underwritten offering or (B) from time to time under a shelf registration statement as permitted by Rule 415 under the Securities Act or (ii) in the event that a shelf registration statement covering such holder’s or holders’ registrable securities is already effective, that Enterprise engage in an underwritten offering in respect of such registrable securities. Enterprise’s obligation to effect such registration statements and offerings is limited to five (5) registration statements and underwritten offerings. Any such registration statement or underwritten offering shall involve registrable securities with a fair market value of at least $225 million (or with respect to an at-the-market offering, involve potential sales of up to at least $225 million), and the holders shall not sell more than $500 million of registrable securities (valued based on fair market value at the launch date of an at-the-market offering) in an at-the-market offering without the prior written consent of Enterprise.

Pursuant to the Registration Rights Agreement, any registrable security will cease to be a registrable security upon the earlier to occur of the following: (i) a registration statement covering such registrable security has been declared effective by the Securities and Exchange Commission and such registrable security has been sold or disposed of pursuant to such effective registration statement; (ii) such registrable security has been disposed of pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act), other than in certain specified transactions; (iii) such registrable security is held by Enterprise or one of its subsidiaries; or (iv) such registrable security becomes eligible for sale pursuant to Rule 144(b)(1)(i) without limitation under any other of the requirements of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act). Notwithstanding the foregoing, in the event that any holder shall have requested an underwritten offering, other than an at-the-marketing offering, prior to the date (the “Rule 144 Fall-Away Date”) on which such registrable securities would otherwise cease to be registrable securities as a result of clause (iv) above, such registrable securities shall continue to be registrable securities for a period of 120 days following the Rule 144 Fall-Away Date, subject to extension for any period during which Enterprise exercises any delay rights.

Enterprise’s obligations to file such registration statements and to effect such underwritten offerings are subject to customary conditions. In addition, Enterprise and the holders have agreed to customary indemnification in connection with the registration of the Liquidity Option Units.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On March 5, 2020, Enterprise issued the Liquidity Option Units as consideration for Enterprise’s acquisition of 100% of the issued and standing capital stock of OTA described above. The information relating to the Liquidity Option set forth under Item 1.01 is incorporated by reference into this Item 3.02.

The issuance and sale of the Liquidity Option Units is exempt from registration under Section 4(a)(2) of the Securities Act because the transaction does not involve a public offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2020, Enterprise Products Holdings LLC, the general partner of Enterprise, executed Amendment No. 5 (the “Amendment”) to Enterprise’s Sixth Amended and Restated Agreement of Limited Partnership dated

November 22, 2010, as previously amended by Amendment No. 1 thereto dated as of August 11, 2011, Amendment No. 2 thereto dated as of August 21, 2014, Amendment No. 3 thereto dated as of November 28, 2017 and Amendment No. 4 thereto dated as of February 26, 2019, to eliminate the circular distribution of cash and allocation of income by OTA to Enterprise, as OTA’s parent, back to OTA, as one of Enterprise’s unitholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amendment No. 5 to the Sixth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P., dated as of March 5, 2020.

4.1	Registration Rights Agreement, dated as of March 5, 2020, between Enterprise Products Partners L.P. and Skyline North Americas, Inc.

104	Cover Page Interactive Data File–the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: March 5, 2020	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President-Accounting, Risk Control and
Information Technology
of Enterprise Products Holdings LLC

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer
of Enterprise Products Holdings LLC